Rule 424(b)(3)
                                             File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 26 DATED MAY 6, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                          MEDIUM-TERM NOTES, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                      PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                FIXED RATE NOTES

                                  ------------
Trade Date:           May 6, 1997        Book Entry:    [X]
Issue Price:          100%               Certificated:  [ ]
Original Issue Date:  May 9, 1997        Principal Amount:   $34,000,000
Stated Maturity Date: May 10, 2004       Net Proceeds:       $33,796,000
Interest Rate:        7.26%              Specified Currency: U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Lehman Brothers Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: May 15 and November 15, commencing November 15, 1997
Record Dates:           April 30 and October 31

Redemption:                          Repayment:

  Check box opposite applicable        Check box opposite applicable
   paragraph:                           paragraph:
  [X]  The Notes cannot be redeemed    [X]  The Notes cannot be repaid
   prior to maturity                    prior to maturity.
  [ ]  The Notes may be redeemed       [ ]  The Notes may be repaid
   prior to maturity.                   prior to maturity.
  Initial Redemption Date:             Optional Repayment Dates:
  Annual Redemption Percentage
   Reduction, if any:

Additional/Other Terms:    N/A



                                ----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $340,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank PARI PASSU in right of payment with the Notes to which this Pricing Supplement relates.


PRICING SUPPLEMENT NO. 27 DATED MAY 6, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                          MEDIUM-TERM NOTES, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                      PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                FIXED RATE NOTES

                                ----------------
Trade Date:           May 6, 1997        Book Entry:    [X]
Issue Price:          100%               Certificated:  [ ]
Original Issue Date:  May 9, 1997        Principal Amount:   $33,000,000
Stated Maturity Date: May 10, 2004       Net Proceeds:       $32,802,000
Interest Rate:        7.26%              Specified Currency: U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  NationsBanc Capital Markets, Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: May 15 and November 15, commencing November 15, 1997
Record Dates:           April 30 and October 31

Redemption:                          Repayment:

  Check box opposite applicable        Check box opposite applicable
   paragraph:                           paragraph:
  [X]  The Notes cannot be redeemed    [X]  The Notes cannot be repaid
   prior to maturity                    prior to maturity.
  [ ]  The Notes may be redeemed       [ ]  The Notes may be repaid
   prior to maturity.                   prior to maturity.
  Initial Redemption Date:             Optional Repayment Dates:
  Annual Redemption Percentage
   Reduction, if any:

Additional/Other Terms:    N/A



                                ----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $340,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank PARI PASSU in right of payment with the Notes to which this Pricing Supplement relates.

PRICING SUPPLEMENT NO. 28 DATED MAY 6, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                          MEDIUM-TERM NOTES, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                      PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                FIXED RATE NOTES

                                ----------------
Trade Date:           May 6, 1997        Book Entry:    [X]
Issue Price:          100%               Certificated:  [ ]
Original Issue Date:  May 9, 1997        Principal Amount:   $33,000,000
Stated Maturity Date: May 10, 2004       Net Proceeds:       $32,802,000
Interest Rate:        7.26%              Specified Currency: U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Goldman, Sachs & Co.

Minimum Denomination:   $100,000
Interest Payment Dates: May 15 and November 15, commencing November 15, 1997
Record Dates:           April 30 and October 31

Redemption:                          Repayment:

  Check box opposite applicable        Check box opposite applicable
   paragraph:                           paragraph:
  [X]  The Notes cannot be redeemed    [X]  The Notes cannot be repaid
   prior to maturity                    prior to maturity.
  [ ]  The Notes may be redeemed       [ ]  The Notes may be repaid
   prior to maturity.                   prior to maturity.
  Initial Redemption Date:             Optional Repayment Dates:
  Annual Redemption Percentage
   Reduction, if any:

Additional/Other Terms:    N/A



                                ----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $340,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank PARI PASSU in right of payment with the Notes to which this Pricing Supplement relates.

PRICING SUPPLEMENT NO. 29 DATED MAY 6, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                          MEDIUM-TERM NOTES, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                      PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                FIXED RATE NOTES

                                ----------------
Trade Date:           May 6, 1997        Book Entry:    [X]
Issue Price:          100%               Certificated:  [ ]
Original Issue Date:  May 9, 1997        Principal Amount:   $33,000,000
Stated Maturity Date: May 10, 2004       Net Proceeds:       $32,802,000
Interest Rate:        7.26%              Specified Currency: U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Salomon Brothers Inc

Minimum Denomination:   $100,000
Interest Payment Dates: May 15 and November 15, commencing November 15, 1997
Record Dates:           April 30 and October 31

Redemption:                        Repayment:
Check box opposite applicable      Check box opposite applicable
paragraph:                         paragraph:
[X]  The Notes cannot be redeemed  [X]  The Notes cannot be repaid
prior to maturity                  prior to maturity.
[ ]  The Notes may be redeemed     [ ]  The Notes may be repaid
prior to maturity.                 prior to maturity.
Initial Redemption Date:           Optional Repayment Dates:
Annual Redemption Percentage
Reduction, if any:

Additional/Other Terms:    N/A



                                ----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $340,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank PARI PASSU in right of payment with the Notes to which this Pricing Supplement relates.

PRICING SUPPLEMENT NO. 30 DATED MAY 6, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                          MEDIUM-TERM NOTES, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                      PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                FIXED RATE NOTES

                                ----------------
Trade Date:           May 6, 1997        Book Entry:    [X]
Issue Price:          100%               Certificated:  [ ]
Original Issue Date:  May 9, 1997        Principal Amount:   $34,000,000
Stated Maturity Date: May 10, 2004       Net Proceeds:       $33,796,000
Interest Rate:        7.26%              Specified Currency: U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  J.P. Morgan Securities Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: May 15 and November 15, commencing November 15, 1997
Record Dates:           April 30 and October 31

Redemption:                          Repayment:

  Check box opposite applicable        Check box opposite applicable
   paragraph:                           paragraph:
  [X]  The Notes cannot be redeemed    [X]  The Notes cannot be repaid
   prior to maturity                    prior to maturity.
  [ ]  The Notes may be redeemed       [ ]  The Notes may be repaid
   prior to maturity.                   prior to maturity.
  Initial Redemption Date:             Optional Repayment Dates:
  Annual Redemption Percentage
   Reduction, if any:

Additional/Other Terms:    N/A



                                ----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $340,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank PARI PASSU in right of payment with the Notes to which this Pricing Supplement relates.

PRICING SUPPLEMENT NO. 31 DATED MAY 6, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                          MEDIUM-TERM NOTES, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                      PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                FIXED RATE NOTES

                                ----------------
Trade Date:           May 6, 1997        Book Entry:    [X]
Issue Price:          100%               Certificated:  [ ]
Original Issue Date:  May 9, 1997        Principal Amount:   $15,000,000
Stated Maturity Date: May 10, 2004       Net Proceeds:       $14,910,000
Interest Rate:        7.26%              Specified Currency: U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Countrywide Securities Corporation

Minimum Denomination:   $100,000
Interest Payment Dates: May 15 and November 15, commencing November 15, 1997
Record Dates:           April 30 and October 31

Redemption:                          Repayment:

  Check box opposite applicable        Check box opposite applicable
   paragraph:                           paragraph:
  [X]  The Notes cannot be redeemed    [X]  The Notes cannot be repaid
   prior to maturity                    prior to maturity.
  [ ]  The Notes may be redeemed       [ ]  The Notes may be repaid
   prior to maturity.                   prior to maturity.
  Initial Redemption Date:             Optional Repayment Dates:
  Annual Redemption Percentage
   Reduction, if any:

Additional/Other Terms:    N/A



                                ----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $340,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank PARI PASSU in right of payment with the Notes to which this Pricing Supplement relates.


PRICING SUPPLEMENT NO. 32 DATED MAY 6, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                          MEDIUM-TERM NOTES, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                      PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                FIXED RATE NOTES

                                ----------------
Trade Date:           May 6, 1997        Book Entry:    [X]
Issue Price:          100%               Certificated:  [ ]
Original Issue Date:  May 9, 1997        Principal Amount:   $33,000,000
Stated Maturity Date: May 10, 2004       Net Proceeds:       $32,802,000
Interest Rate:        7.26%              Specified Currency: U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Merrill Lynch & Co.

Minimum Denomination:   $100,000
Interest Payment Dates: May 15 and November 15, commencing November 15, 1997
Record Dates:           April 30 and October 31

Redemption:                          Repayment:

  Check box opposite applicable        Check box opposite applicable
   paragraph:                           paragraph:
  [X]  The Notes cannot be redeemed    [X]  The Notes cannot be repaid
   prior to maturity                    prior to maturity.
  [ ]  The Notes may be redeemed       [ ]  The Notes may be repaid
   prior to maturity.                   prior to maturity.
  Initial Redemption Date:             Optional Repayment Dates:
  Annual Redemption Percentage
   Reduction, if any:

Additional/Other Terms:    N/A



                                ----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $340,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked PARI PASSU in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank PARI PASSU in right of payment with the Notes to which this Pricing Supplement relates.